EXAGEN CONFIDENTIAL1 Rheumatoid Arthritis Drug Response

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, , current and future product offerings, including AVISE RADR, reimbursement and coverage, our ability to implement an integrated testing with therapeutics strategy, the expected benefits from our partnership or promotion arrangements with third parties, research and development costs, timing and likelihood of success and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings with the SEC from time to time, including under the heading "Risk Factors" in our Annual Report on Form 10-K and any subsequent filings with the SEC. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from independent market research, industry and general publications and surveys, governmental agencies and publicly available information in addition to research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of our industry and market, which we believe to be reasonable. In some cases, we do not expressly refer to the sources from which this data is derived. In addition, while we believe our own internal research is reliable, such research has not been verified by any independent source and you are cautioned not to give undue weight to such estimates. EXAGEN CONFIDENTIAL2 Disclaimer

Precision Medicine for Rheumatoid Arthritis

AVISE® RADR

Own the Hilltop

Exagen has a well-respected and proven rheumatology infrastructure

Sizable TAM

Rheumatoid arthritis affects 2M patients and adds 120K new patients per year[1]

Minimally Invasive

Synovial tissue is collected from a biopsy that takes place inside an existing rheumatologist's office

Unmet Need

Currently, 70%–80% of RA patients fail to reach low disease activity[2]

Exclusive Rights

Exagen holds the exclusive worldwide license to the IP rights

Innovative Platform

First rule-in therapy selection test for rheumatoid arthritis

Payor Benefits

Reduces patient cycling - Potentially large savings for payors

References:
1. Myasoedova et al. Arthritis & Rheumatology 2010
2. Pitzalis et al. Nature Reviews Rheumatology. 2020.

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Significant Unmet Needs EXAGEN CONFIDENTIAL4

Low Patient Response Rates EXAGEN CONFIDENTIAL5 Do NOT achieve an ACR20 response Do NOT achieve an ACR50 response Do NOT achieve an ACR70 response References: Pitzalis et al. Nature Reviews Rheumatology. 2020. 40% 60% 80% *ACR response rates include all RA therapeutics

Large Addressable Market

120,000

Americans diagnosed with RA every year[1]

~2 Million

Existing patients in the U.S. living with RA[1]

$30B

Total RA Therapeutic U.S. Market each year[2]

70%-80%

RA patients fail to reach low disease activity[3]

$18B in Wasted RA Therapeutic Spend

References:
1. Myasoedova et al. Arthritis & Rheumatology 2010
2. IQVIA DDD Data; IBM Truven patient claims data; Cowen Therapeutic Categories Outlook Feb 2021
3. Pitzalis et al. Nature Reviews Rheumatology. 2020.

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Precision Medicine Approach Helps Guide Treatment EXAGEN CONFIDENTIAL7

A Formula for RA Precision Medicine Clinical disease activity indices EXAGEN CONFIDENTIAL8 An ‘Individual Patient Signature’ is based on the following features: References: Ribera et al. Annals of Rheumatic Diseases. 2019. Gene expression analysis performed on synovial tissue Proteomics RA lab test

The AVISE RADR Approach to Personalized Medicine 1. Synovial Biopsy Patients undergo a minimally invasive procedure to collect 6 biopsies in one visit 2. Gene Expression Profiling Performed on synovial tissue collected from an affected joint; pathotype is determined 3. Personalized Medicine The patient’s pathotype is matched to the therapy most likely to lead to response EXAGEN CONFIDENTIAL9

Rheumatoid Arthritis Pathotypes EXAGEN CONFIDENTIAL10 References: Lewis et al. Cell Reports. 2019; Kelly et al. Ann Rheum Dis. 2015 RA pathotypes are defined by the type of immune cells present in affected joints H&E CD3 CD20 CD68 CD138 Lympho-myeloid Diffuse-myeloid Pauci-immune fibroid

Synovial Biopsy is Superior to Other Methods EXAGEN CONFIDENTIAL11 References: Lewis et al. Cell Reports. 2019; Kelly et al. Ann Rheum Dis. 2015 differently expressed transcripts in blood 8 3,000 differently expressed transcripts in synovial tissue

The Value of Precision Medicine EXAGEN CONFIDENTIAL12 Once a patient fails to respond, a doctor has 12 drugs to choose from, with no current rule-in test to guide their decision. Existing Patient Journey1 AVISE RADR Patient Journey Speed and accuracy in the treatment selection has the potential to protect a patient’s joints and be cost effective. Low disease activity Low disease activity anti-TNF B-cell depleting anti-IL6R Methotrexate References: 1. Lewis et al. Cell Reports. 2019 JAK inhibitors

AVISE RADR Position in the Patient Journey EXAGEN CONFIDENTIAL13 RA diagnosis csDMARD therapy Disease managed adequately Disease inadequately managed 1st line therapy 2nd line therapy 1 2 Patient most likely to respond to anti-TNF therapy Patient most likely to respond to B-cell depleting therapy Patient most likely to respond to anti-IL6R therapy Patient most likely to respond to JAK inhibitors

AVISE RADR expands our well-respected and proven portfolio Owning the Hilltop EXAGEN CONFIDENTIAL14

Exagen is a Leader in Rheumatology Minimally invasive Uses existing equipment Replaces the issues with rule-out empirical treatments with precision personalized medicine EXAGEN CONFIDENTIAL15 Exagen has a highly respected rheumatology salesforce in place with support and infrastructure ready to go What does this mean for Rheumatologists?

Precision Medicine for Rheumatoid Arthritis

AVISE® RADR

Own the Hilltop

Exagen has a well-respected and proven rheumatology infrastructure

Sizable TAM

Rheumatoid arthritis affects 2M patients and adds 120K new patients per year[1]

Minimally Invasive

Synovial tissue is collected from a biopsy that takes place inside an existing rheumatologist's office

Unmet Need

Currently, 70%–80% of RA patients fail to reach low disease activity[2]

Exclusive Rights

Exagen holds the exclusive worldwide license to the IP rights

Innovative Platform

First rule-in therapy selection test for rheumatoid arthritis

Payor Benefits

Reduces patient cycling - Potentially large savings for payors

References:

1. Myasoedova et al. Arthritis & Rheumatology 2010
2. Pitzalis et al. Nature Reviews Rheumatology. 2020.

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